UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 31, 2009

BUCKHEAD COMMUNITY BANCORP, INC.

(Exact name of registrant as specified in its charter)

Georgia	000-53197	58-2265980
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

415 East Paces Ferry Road, Atlanta, Georgia 30305

(Address of principal executive offices)

(404) 504-2557

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03	Bankruptcy or Receivership

On December 31, 2009, Buckhead Community Bancorp, Inc., a Georgia corporation (the “Company”), filed a voluntary petition for relief pursuant to Chapter 7 of Title 11 of the United States Code in the United States Bankruptcy Court for the Northern District of Georgia, Bankruptcy Case No. 09-94427.

The bankruptcy trustee is William J. Layng, Jr., of Pendergast and Jones, PC, South Terraces, Suite 1000, 115 Perimeter Center Place, Atlanta, Georgia 30346. The trustee was appointed on December 31, 2009, and will be responsible for the wind-up of the Company’s business.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

BUCKHEAD COMMUNITY BANCORP, INC.

Dated: February 22, 2010	By:	/s/ William J. Layng, Jr.
	Name:	William J. Layng, Jr.
	Title:	As Chapter 7 Trustee for
Buckhead Community Bancorp, Inc.
Case No. 09-94227.JEM
Northern District of Georgia